UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2018

FS Investment Corporation IV

(Exact name of Registrant as specified in its charter)

Maryland	814-01151	47-3258730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania	19112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☑	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Item 1.01	Entry into a Material Definitive Agreement.

Joint Advisor Investment Advisory Agreement

On April 9, 2018, FS Investment Corporation IV (the “Company”) entered into a new investment advisory and administrative services agreement with FS/KKR Advisor, LLC (the “Joint Advisor”), a newly-formed entity that is jointly operated by an affiliate of Franklin Square Holdings, L.P. (“FS Investments”) and KKR Credit Advisors (US) LLC (“KKR Credit”) (the “Joint Advisor Investment Advisory Agreement”), which replaces the Investment Advisory and Administrative Services Agreement, dated September 21, 2015, by and between the Company and FSIC IV Advisor, LLC (“FSIC IV Advisor”) (the “Previous Investment Advisory Agreement”).

The Company will pay the Joint Advisor a fee for its services under the Joint Advisor Investment Advisory Agreement consisting of two components—an annual base management fee based on the average weekly value of the Company’s gross assets and an incentive fee based on the Company’s performance. The cost of both the base management fee payable to the Joint Advisor and any incentive fees it earns will ultimately be borne by the Company’s stockholders.

The base management fee is calculated at an annual rate of 1.5% of the average weekly value of the Company’s gross assets. The base management fee is payable quarterly in arrears and is calculated based on the average weekly value of the Company’s gross assets during the most recently completed calendar quarter. The base management fee may or may not be taken in whole or in part at the discretion of the Joint Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as the Joint Advisor shall determine. The base management fee for any partial month or quarter will be appropriately prorated.

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. For purposes of the subordinated incentive fee on income, “adjusted capital” means cumulative gross proceeds generated from sales of the Company’s shares of common stock (“Shares”) (including proceeds from the Company’s distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to the Company’s share repurchase program. As a result, the Joint Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Joint Advisor will be entitled to a “catch-up” fee equal to the amount of the Company’s pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of adjusted capital. This “catch-up” feature will allow the Joint Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, the Joint Advisor will be entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Joint Advisor Investment Advisory Agreement). This fee equals 20.0% of the Company’s “incentive fee capital gains” (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid incentive fees on capital gains. The Company will accrue for the incentive fee on capital gains, which, if earned, will be paid annually. The Company will accrue the incentive fee on capital gains based on net realized and unrealized gains; however, under the terms of the Joint Advisor Investment Advisory Agreement, the fee payable to the Joint Advisor will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized.

The Joint Advisor will also provide administrative services in connection with operation of the Company, including providing general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Company will reimburse the Joint Advisor no less than monthly for expenses necessary to perform services related to the Company’s administration and operations. The amount of this reimbursement is set at the lesser of (1) the Joint Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimates it would be required to pay alternative service providers for comparable services in the same geographic location. The Joint Advisor allocates the cost of such services to the Company based on factors such as assets, revenues, time allocations and/or other reasonable metrics consistent with past practice (but solely to the extent such past practice is not inconsistent with the policies of the Joint Advisor). The Company does not reimburse the Joint Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of the Joint Advisor.

The Joint Advisor Investment Advisory Agreement will remain in effect initially for two years, and thereafter will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the board of directors of the Company (the “Board”), or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the members of the Board who are not parties to the Joint Advisor Investment Advisory Agreement, or “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of any such party. The Joint Advisor Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice (a) by the Company to the Joint Advisor, (i) upon the vote of a majority of the outstanding voting securities of the Company (within the meaning of Section 2(a)(42) of the 1940 Act), or (ii) by the vote of the Board, or (b) by the Joint Advisor to the Company. The Joint Advisor Investment Advisory Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

Information regarding the material relationships between the Company and each of FS Investments and KKR Credit is set forth in “Part I—Item 1. Business—The Transition of Investment Advisory Services” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2018 (the “Form 10-K”), and is incorporated herein by reference. Information regarding the material relationships between the Company and the Joint Advisor is set forth below in this Item 1.01 under the heading “New Expense Reimbursement Agreement.”

The foregoing description of the Joint Advisor Investment Advisory Agreement, as set forth in this Item 1.01, is a summary only and is qualified in its entirety by reference to the text of the Joint Advisor Investment Advisory Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

New Expense Reimbursement Agreement

Concurrently with the Company’s entry into the Joint Advisor Investment Advisory Agreement, the Company entered into the Expense Support and Conditional Reimbursement Agreement, dated as of April 9, 2018, with the Joint Advisor (the “New Expense Reimbursement Agreement”), which replaces the Amended and Restated Expense Support and Conditional Reimbursement Agreement, dated as of October 9, 2015, by and between the Company and FS Investments (the “Previous Expense Reimbursement Agreement”). The New Expense Reimbursement Agreement is substantially similar to the Previous Expense Reimbursement Agreement.

Pursuant to the New Expense Reimbursement Agreement, the Joint Advisor will reimburse the Company for expenses in an amount that is sufficient to ensure that no portion of the Company’s distributions to stockholders are paid from proceeds from the sale of Shares or borrowings. Under the New Expense Reimbursement Agreement, the Joint Advisor will reimburse the Company for expenses in an amount equal to the difference between the Company’s cumulative distributions paid to its stockholders in each quarter, less the sum of the Company’s net investment company taxable income, net capital gains and dividends and other distributions paid to the Company on account of investments in portfolio companies (to the extent such amounts are not included in net investment company taxable income or net capital gains) in each quarter.

Pursuant to the New Expense Reimbursement Agreement, the Company has a conditional obligation to reimburse the Joint Advisor for any amounts funded by the Joint Advisor under the New Expense Reimbursement Agreement if  (and only to the extent that), during any fiscal quarter occurring within three years of the date on which the Joint Advisor funded such amount, the sum of the Company’s net investment company taxable income, net capital gains and the amount of any dividends and other distributions paid to the Company on account of investments in portfolio companies (to the extent not included in net investment company taxable income or net capital gains) exceeds the cumulative distributions paid by the Company to its stockholders during such quarter; provided, however, that (i) the Company will only reimburse the Joint Advisor for expense support payments made by the Joint Advisor with respect to any calendar quarter to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Company during such fiscal year) to exceed the lesser of  (A) 1.75% of the Company’s average net assets attributable to for the fiscal year-to-date period after taking such payments into account and (B) the percentage of the Company’s average net assets attributable to Shares represented by “other operating expenses” during the fiscal year in which such expense support payment from the Joint Advisor was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from the Joint Advisor made during the same fiscal year); and (ii) the Company will not reimburse the Joint Advisor for expense support payments made by the Joint Advisor for any calendar quarter if the annualized rate of regular cash distributions declared by the Company at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by the Company at the time the Joint Advisor made the expense support payment to which such reimbursement payment relates. The Company is not obligated to pay interest on the reimbursements it is required to make to the Joint Advisor under the New Expense Reimbursement Agreement. “Other operating expenses” means the Company’s total “operating expenses” (as defined below), excluding base management fees, incentive fees, annual distribution fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

The New Expense Reimbursement Agreement may be terminated at any time by the Company or the Joint Advisor. In addition, the New Expense Reimbursement Agreement will automatically terminate upon the termination of the Joint Advisor Investment Advisory Agreement.

Information regarding the material relationships between the Company and each of FS Investments and KKR Credit is set forth in “Part I—Item 1. Business—The Transition of Investment Advisory Services” in the Form 10-K, and is incorporated herein by reference.

The foregoing description of the New Expense Reimbursement Agreement, as set forth in this Item 1.01, is a summary only and is qualified in its entirety by reference to the text of the New Expense Reimbursement Agreement, which is filed as Exhibit 10.2 hereto, and is incorporated herein by reference.

On April 9, 2018, FS Investments and KKR Credit issued a press release announcing, among other things, the transition of the Company’s investment advisory services to the Joint Advisor. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

As described in the Company’s definitive proxy statement filed with the SEC on January 18, 2018 (the “Proxy Statement”), FSIC IV Advisor, GSO / Blackstone Debt Funds Management LLC (“GDFM”) and certain of their affiliates entered into a Transition Agreement, dated December 10, 2017 (the “Transition Agreement”), which provides that GDFM would continue to act as the investment sub-adviser to the Company through April 9, 2018 and will cooperate with FSIC IV Advisor in implementing the transition of investment advisory services from GDFM for the Company and several other business development companies (“BDCs”). In accordance with the terms of the Transition Agreement, on and effective April 9, 2018, GDFM resigned as investment sub-adviser to the Company and the Investment Sub-Advisory Agreement, dated September 21, 2015, by and between GDFM and FSIC IV Advisor (the “Previous Investment Sub-Advisory Agreement”) terminated. There were no early termination penalties payable by the Company as a result of the termination of the Previous Investment Sub-Advisory Agreement.

Information regarding the material relationships between the Company and GDFM is set forth in “Part I—Item 1. Business—About GDFM” and “Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions” in the Form 10-K, and is incorporated herein by reference.

As described in the Proxy Statement, FS Investments and KKR Credit entered into a relationship to create a premier alternative lending platform for certain BDCs that will be advised by the Joint Advisor. In connection with GDFM’s resignation as the investment sub-adviser to the Company, the termination of the Previous Investment Sub-Advisory Agreement and the transition of investment advisory services to the Joint Advisor, the Company terminated the Previous Investment Advisory Agreement on April 9, 2018, the effective date of the Joint Advisor Investment Advisory Agreement. Under the Previous Investment Advisory Agreement, the Company paid FSIC IV Advisor a base management fee of 1.75% of the Company’s average weekly gross assets and an incentive fee based on the Company’s performance. The incentive fee under the Previous Investment Advisory Agreement was similar to the incentive fee under the Joint Advisor Investment Advisory Agreement, except that, among other things, the hurdle rate above which FSIC IV Advisor earned its subordinated incentive fee on income was 1.875% per quarter and the catch-up feature began at 2.34375%. There were no early termination penalties payable by the Company as a result of the termination of the Previous Investment Advisory Agreement.

Information regarding the material relationships between the Company and FSIC IV Advisor is set forth in “Part I—Item 1. Business—About FSIC IV Advisor” and “Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions” in the Form 10-K, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Investment Advisory and Administrative Services Agreement, dated as of April 9, 2018, by and between FS Investment Corporation IV and FS/KKR Advisor, LLC

10.2	Expense Support and Conditional Reimbursement Agreement, dated as of April 9, 2018, by and between FS Investment Corporation IV and FS/KKR Advisor, LLC

99.1	Press Release, dated April 9, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation IV

Date: April 9, 2018	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel and Secretary